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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MAY 20, 2003



                          HOLLINGER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


        DELAWARE                       1-14164                  95-3518892
(State or other Jurisdiction)         (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                       401 NORTH WABASH AVENUE, SUITE 740
                             CHICAGO, ILLINOIS 60611
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 321-2299



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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

                  The following Exhibit is filed as part of this report:

                  Exhibit 99.1 Press release, dated May 20, 2003.

Item 12.          Results of Operations and Financial Condition.

         The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

         On May 20, 2003, Hollinger International Inc. issued a press release announcing its results for the first quarter ended March 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of the Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 20, 2003

                             HOLLINGER INTERNATIONAL INC.


                             By:  /s/ Mark S. Kipnis
                                  -----------------------------
                                   Name:     Mark S. Kipnis
                                   Title:    Vice President, Corporate Counsel
                                             and Secretary







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                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------

   99.1             Press release dated May 20, 2003.